UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

The Howard Hughes Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (IRS Employer Identification No.)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K filed on July 17, 2023 by The Howard Hughes Corporation (the “Company”), the Board of Directors of the Company has authorized the Company to proceed with the implementation of a holding company reorganization, which will involve the incorporation of a new holding company that will become the new parent company of the Company and will replace the Company as the public company trading on the New York Stock Exchange.

The Company is filing this amendment to the above-referenced Form 8-K to update that the name of the above-referenced new holding company will be “Howard Hughes Holdings Inc.” (“Holdco”). The Company will continue to trade under the symbol “HHC” until and on the effective date of the reorganization, which is Friday, August 11, 2023. Commencing on Monday, August 14, 2023, Holdco will trade under the ticker symbol “HHH”.

A copy of the Company’s press release announcing the updates above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

Forward-Looking Statements

Statements made in this Current Report on Form 8-K (this “Current Report”) that are not historical facts, including statements accompanied by words such as “will,” “believe,” “expect,” “enables,” “realize,” “plan,” “intend,” “assume,” “transform” and other words of similar expression, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s expectations, estimates, assumptions, and projections as of the date of this Current Report and are not guarantees of future performance. Actual results may differ materially from those expressed or implied in these statements. Factors that could cause actual results to differ materially are set forth as risk factors in the Company’s filings with the Securities and Exchange Commission, including its Quarterly and Annual Reports. The Company cautions you not to place undue reliance on the forward-looking statements contained in this Current Report. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by The Howard Hughes Corporation on July 18, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

Date: July 18, 2023	By:	/s/ David O’Reilly
	Name:	David O’Reilly
	Title:	Chief Executive Officer

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